                                                                    Exhibit 10.2


                           SECOND AMENDMENT TO LEASE
                           -------------------------


                THIS SECOND AMENDMENT TO LEASE is made and entered into this 15th day of April, 1986, by and between WILLIAM G. EARLEY, Executor of the Estate of William A. Gardner, and PLAZA CENTERS, INC., Agent for Robert E. Gardner and Evelyn A. Gardner, his wife, and Jane G. Head, unmarried, and MAREA BURKE GARDNER, unmarried, as successors in interest to Preston Manor, Inc., a Kentucky corporation (hereinafter called "Lessor") and FIRST NATIONAL BANK OF LOUISVILLE, the successor in interest to Allied Stores Corporation, a Delaware corporation (hereinafter called "Lessee") .

                              W I T N E S S E T H:
                              --------------------

                The Commonwealth of Kentucky Transportation Cabinet Department of Highways has undertaken to acquire by condemnation a certain portion of a tract of land owned by Lessor (the "Property") and leased by Lessee under the terms and provisions of that certain lease agreement dated January 16, 1969, as amended by an amendment to lease dated April 20, 1971 (the 1969 lease as amended by the 1971 amendment is hereinafter referred to as the "Lease"). The Lease is incorporated herein by reference. Said condemnation action is identified as Civil Action No. 84C1-02045 in Jefferson Circuit Court. Lessor and Lessee desire to modify and amend the Lease to provide for adjustments in the Lease resulting from said taking.




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        NOW, THEREFORE, in consideration of the premises, Lessor and Lessee hereby agree as follows:

        Lessor and Lessee agree that by reason of the taking of the Property resulting from the aforesaid condemnation action, Lessee is entitled to a pro rata reduction in the absolute annual net rental in the sum of $100,000.00 and to a reduction in the base for prospective adjustments, as provided for in the Lease. Lessor and Lessee agree that the taking represents 7.835% of the total area leased based on a survey prepared by Sabak, Wilson, Heiner and Lingo, Inc., professional engineers in their report dated July 25, 1984. The absolute annual net rental shall be reduced from the sum of $100,000.00 to the sum of $92,165.00 effective August 21, 1984, the date of entry of the interlocutory judgment in said condemnation action.

        Article 2 of the Lease is amended, effective August 21, 1984, to read as follows:

          Lessee covenants and agrees to pay to Lessor as rental for use of the demised premises annual absolute net rental of $92,165.00. Such annual rent shall be payable in equal monthly installments in advance on the first day of each calendar month of the term hereof. The parties agree that the annual rental payable hereunder shall be subject to prospective adjustments on the 25th (and, if the term of this Lease be extended as hereinabove provided, on the 50th and 75th) anniversary of the commencement of the term hereof, the adjusted



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     annual rental to bear the same ratio to $92,165.00 as the Consumer Price
     Index (Bulab Stats Index for City Wage Earners and Clerical Workers, Consumer Prices, all Items, 1957-9 Equal 100, which Index was 120.9 for June, 1968) of the U.S. Bureau of Labor Statistics on such anniversary bears to such index at the end of the calendar month in which the within Lease is executed, provided, however, that in no event shall the annual net rental be adjusted below $92,165.00. In the event of discontinuance of publication of such index, said adjustment shall be made on the basis of the successor index or nearest equivalent of such index then in existence.

                In all other respects, the language and provisions of the Lease remain unchanged and in full force and effect. This Amendment to Lease is made a part of the Lease.

                IN WITNESS WHEREOF, each of the parties hereto do cause this Amendment to Lease to be executed, in duplicate, as of the day and year first above written.



                                        LESSOR:

                                        /s/ William G. Earley
                                        -------------------------------------
                                             WILLIAM G. EARLEY, Executor
                                             of the Estate of William A.
                                             Gardner



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                                PLAZA CENTER, INC., Agent for
                                Robert E. Gardner, Evelyn A. Gardner
                                and Jane G. Head

                                BY: /s/ William G. Earley,
                                    --------------------------------------
                                    William G. Earley, President

                                    /s/ Marea Burke Gardner
                                    --------------------------------------
                                    MAREA BURKE GARDNER


                                LESSEE:

                                FIRST NATIONAL BANK OF LOUISVILLE

                                BY: /s/ Daniel L. Abbott
                                    -------------------------------------
                                TITLE: V.P.
                                       ----------------------------------

STATE OF KENTUCKY   )
                    ) SS:
COUNTY OF JEFFERSON )

        The foregoing Second Amendment to Lease was acknowledged before me this 10TH day of APRIL, 1986, by William G. Earley, as Executor of the Estate of William A. Gardner.

                           Notary Public, State at Large, KY
    My commission expires: My commission expires Apr. 10, 1989
                           ------------------------------------------------

                           /s/ Darlene Sapp
                           ------------------------------------------------
                                        NOTARY PUBLIC

STATE OF KENTUCKY   )
                    ) SS:
COUNTY OF JEFFERSON )

        The foregoing Second Amendment to Lease was acknowledged before me this 10TH day of APRIL, 1986, by William G. Earley, as President of Plaza Centers, Inc., a Kentucky corporation, on behalf of the corporation, Agent for Robert E. Gardner, Evelyn A. Gardner, and Jane G. Head.

                           Notary Public, State at Large, KY
    My commission expires: My commission expires Apr. 10, 1989
                           ------------------------------------------------

                           /s/ Darlene Sapp
                           ------------------------------------------------
                                        NOTARY PUBLIC


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STATE OF KENTUCKY   )
                    ) SS:
COUNTY OF JEFFERSON )

        The foregoing Second Amendment to Lease was acknowledged before me this 10TH day of APRIL, 1986, by Marea Burke Gardner.

    My commission expires: 9-22-86
                           ------------------------------------------------

                           /s/ Pamela A. Boulds
                           ------------------------------------------------
                                        NOTARY PUBLIC

STATE OF KENTUCKY   )
                    ) SS:
COUNTY OF JEFFERSON )

        The foregoing Second Amendment to Lease was acknowledged before me this 15TH day of APRIL, 1986, by DANIEL L. ABBOTT, as VICE PRESIDENT of FIRST NATIONAL BANK OF LOUISVILLE, a National Banking Association, on behalf of said association.

                           Notary public, State at Large, KY
    My commission expires: My commission expires Sep. 10, 1988
                           ------------------------------------------------

                           /s/ Maurine M. Crossett
                           ------------------------------------------------
                                        NOTARY PUBLIC

THIS INSTRUMENT PREPARED BY:


- ----------------------------
C. Dant Kearns
STITES & HARBISON
600 West Main Street
Louisville, Kentucky 40202


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